THE JPM PIERPONT FUNDS

Supplement dated February 14, 1997 to the
Statement of Additional Information dated December 27, 1996, as supplemented January 17, 1997 and the following Prospectuses:

The JPM Pierpont Funds, dated December 27, 1996, as supplemented
January 17, 1997
The JPM Pierpont Bond Fund, dated September 27, 1996, as supplemented December 27, 1996

The JPM Pierpont Bond Fund's corresponding Portfolio may invest 20% of its total assets in debt securities of foreign issuers denominated in foreign currencies and may engage in related foreign currency exchange transactions. The Portfolio may invest an additional 5% of its total assets in securities of foreign issuers denominated in the U.S.
dollar.

The first paragraph of the sub-section entitled "Quality Information" for the Fund in the Prospectuses is revised as follows:

QUALITY INFORMATION. It is a current policy of the Portfolio that under normal circumstances at least 75% of its total assets will consist of securities that at the time of purchase are rated Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Ratings Group ("Standard & Poor's"), of which at least 65% of total assets will be rated A or better. The remaining 25% may be invested in securities that are rated B or better by Moody's or Standard & Poor's. In each case, the Portfolio may invest in securities which are unrated if in Morgan's opinion such securities are of comparable quality. Securities rated Baa by Moody's or BBB by Standard & Poor's are considered investment grade, but have some speculative characteristics. Securities rated Ba or B by Moody's or BB or B by Standard & Poor's are below investment grade and considered to be speculative with regard to payment of interest and principal. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Portfolio may continue to hold the investment.

The following paragraph supplements the section entitled "Additional Investment Information and Risk Factors" applicable to the Fund in the Prospectuses:

BELOW INVESTMENT GRADE DEBT. Certain lower rated securities purchased by the Portfolio, such as those rated Ba or B by Moody's or BB or B by Standard & Poor's (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While


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generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that the Portfolio invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Advisor's own credit analysis.

Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to determine accurately the Fund's net asset value.


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